SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)             April 3, 2001
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                              U.S. AGGREGATES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)



          Delaware                       001-15217                57-0990958
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(State or Other Jurisdiction      (Commission File Number)    (I.R.S. Employer
    of Incorporation)                                        Identification No.)



 400 SOUTH EL CAMINO REAL, SUITE 500, SAN MATEO, CA                  94402
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      (Address of Principal Executive Offices)                     (Zip Code)



                                 (650) 685-4880
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS.

         On April 3, 2001, the Company issued a press release (a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference) announcing (i) its preliminary fourth quarter and full year 2000 financial results; (ii) that it had restated earnings for the first three quarters of 2000; (iii) that it had reached an interim agreement with its secured lenders;
(iv) a delay in the filing of its Form 10-K for 2000; and (v) the disposition of certain of its assets.

ITEM 7.  EXHIBITS

Exhibit 99.1    Press Release



                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.



                                             U.S. AGGREGATES, INC.


Date:  April 9, 2001                          By:  /s/  Hobart Richey
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                                                    Hobart Richey
                                                    Secretary